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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2003


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2003, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2003-HE2)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                  333-107958           01-0791848
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

390 Greenwich Street
New York, New York                                              10013
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                  Description
-----------                -----------                  -----------

1                          5.1, 8.1, 23.1               Opinion and Consent of
                                                        Thacher Proffitt & Wood.
















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 5, 2003


                                              CITIGROUP MORTGAGE LOAN TRUST
                                              INC.


                                              By: /s/ Matthew Bollo
                                                  ----------------------------
                                              Name:   Matthew Bollo
                                              Title:  Assistant Vice President














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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                     Description
------            -----------                     -----------

1                 5.1, 8.1, 23.1                  Opinion and Consent of Counsel